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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (date of earliest event reported): FEBRUARY 13, 2003



                           CABOT OIL & GAS CORPORATION
             (Exact name of registrant as specified in its charter)



          DELAWARE                       1-10447                 04-3072771
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
      of incorporation)                                      Identification No.)



              1200 ENCLAVE PARKWAY
                 HOUSTON, TEXAS                          77077
    (Address of principal executive offices)          (Zip Code)



       Registrant's telephone number, including area code: (281) 589-4600



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ITEM 5. OTHER EVENTS.

         On February 13, 2002, Cabot Oil & Gas Corporation issued the press release attached as Exhibit 99.1, which is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits.

         99.1 -- Press Release dated February 13, 2003.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 CABOT OIL & GAS CORPORATION


                                 By: /s/ HENRY C. SMYTH
                                     -------------------------------------------
                                     Henry C. Smyth
                                     Vice President, Controller and Treasurer


Date: February 14, 2003


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                                  EXHIBIT INDEX

99.1     --       Press Release dated February 13, 2003.